Exhibit 10.1
Execution Version
FOURTH AMENDMENT TO
CREDIT AGREEMENT
dated as of
October 3, 2011
among
PETROQUEST ENERGY, INC.,
as Parent,
PETROQUEST ENERGY, L.L.C.,
as Borrower,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,
and
The Lenders Party Hereto
WELLS FARGO BANK, N.A.,
as Syndication Agent,
and
CAPITAL ONE, N.A.,
as Documentation Agent
J.P. MORGAN SECURITIES LLC,
as Lead Arranger

FOURTH AMENDMENT TO CREDIT AGREEMENT
THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”) dated as of October 3, 2011, is among PETROQUEST ENERGY, INC., a Delaware corporation, as the Parent, PETROQUEST ENERGY, L.L.C., a Louisiana limited liability company, as the Borrower, JPMORGAN CHASE BANK, N.A., as Administrative Agent, and the Lenders party hereto.
R E C I T A L S
WHEREAS, the Parent, the Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of October 2, 2008, as amended by that certain First Amendment to Credit Agreement dated as of March 24, 2009, that certain Second Amendment to Credit Agreement dated as of September 30, 2009 and that certain Third Amendment to Credit Agreement dated as of August 5, 2010 (as amended, the “Credit Agreement”), pursuant to which the Lenders have made certain loans to and extensions of credit for the account of the Borrower; and
WHEREAS, the Parent, the Borrower and the Administrative Agent have requested that Capital One, N.A. and Iberiabank (each a “New Lender” and collectively, the “New Lenders”) become Lenders under the Credit Agreement with a Maximum Credit Amount in the amount as shown for the New Lender on Annex I to the Credit Agreement (as amended hereby); and
WHEREAS, the Borrower has requested that the scheduled maturity date be extended and that certain other provisions of the Credit Agreement be amended, in each case as provided herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article and section references in this Fourth Amendment refer to articles and sections of the Credit Agreement.
Section 2. Amendments to Credit Agreement.
2.1 Amendments to Section 1.02.
(a) The definition of “Agreement” is hereby amended and restated as follows:
“Agreement” means this Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment, as the same may from time to time be further amended, modified, supplemented or restated.

(b) The definition of “Applicable Margin” is hereby amended and restated as follows:
“Applicable Margin” means, for any day, with respect to any Loan or with respect to the Commitment Fee Rate, the applicable rate per annum set forth in the Total Commitments Utilization Grid below based on the Total Commitments Utilization Percentage then in effect on such day:

Total Commitments
Utilization Percentage	<25%	≥25% <50%	≥50% <75%	≥75% <90%	≥90%
Eurodollar Loans	1.500%	1.750%	2.000%	2.250%	2.500%
ABR Loans	0.500%	0.750%	1.000%	1.250%	1.500%
Commitment Fee Rate	0.375%	0.375%	0.500%	0.500%	0.500%
Each change in the Applicable Margin and the Commitment Fee Rate shall apply during the period commencing on the effective date of such change in the Total Commitments Utilization Percentage and ending on the date immediately preceding the effective date of the next such change; provided, however, that if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.12(a), then the “Applicable Margin” and “Commitment Fee Rate” each shall mean the rate per annum set forth on the grid when the Total Commitments Utilization Percentage is at its highest level until such time as such Reserve Report is delivered, at which time the “Applicable Margin” and “Commitment Fee Rate” each shall revert to the applicable rate per annum set forth in the Total Commitments Utilization Grid above.
(c) The definition of “Lenders” is hereby amended and restated as follows:
“Lenders” means the Persons listed on Annex I and any Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption, and any Person that shall have become a party hereto as an Additional Lender pursuant to Section 2.06(c).
(d) The definition of “Maturity Date” is hereby amended and restated as follows:
“Maturity Date” means October 3, 2016.
(e) The definition of “Maximum Credit Amount” is hereby amended and restated as follows:
“Maximum Credit Amount” means, as to each Lender, the amount set forth opposite such Lender’s name on Annex I under the caption “Maximum Credit Amounts”, as the same may be (a) reduced or terminated from time to time in connection with a reduction or termination of the Aggregate Maximum Credit Amounts pursuant to Section 2.06(b), (b) increased from time to time pursuant to Section 2.06(c) or (c) modified from time to time pursuant to any assignment permitted by Section 12.04(b).

2

(f) The definition of “Additional Lender” is hereby added where alphabetically appropriate to read as follows:
“Additional Lender” has the meaning assigned to such term in Section 2.06(c)(i).
(g) The definition of “Additional Lender Certificate” is hereby added where alphabetically appropriate to read as follows:
“Additional Lender Certificate” has the meaning assigned to such term in Section 2.06(c)(ii)(F) .
(h) The definition of “Fourth Amendment” is hereby added where alphabetically appropriate to read as follows:
“Fourth Amendment” means the Fourth Amendment to Credit Agreement dated as of October 3, 2011 among the Parent, the Borrower, the Administrative Agent, and the Lenders party thereto.
(i) The definition of “Liquidity” is hereby added where alphabetically appropriate to read as follows:
“Liquidity” means, as of any date of determination, the sum of (a) the amount that (i) the total Commitments of the Lenders exceeds (ii) the total Revolving Credit Exposure of the Lenders as of such date (but only to the extent that the Borrower is permitted to borrow such amounts under the terms of this Agreement including, without limitation, Section 6.02 hereof) plus (b) the amount of all unrestricted and unencumbered cash and Investments of the type described in Section 9.05(c), (d), (e), and (f) reflected on the Borrower’s balance sheet as of such date.
(j) The definition of “Majority Lenders” is hereby added where alphabetically appropriate to read as follows:
“Majority Lenders” means, at any time while no Loans or LC Exposure is outstanding, Lenders having greater than fifty percent (50%) of the Aggregate Maximum Credit Amounts; and at any time while any Loans or LC Exposure is outstanding, Lenders holding greater than fifty percent (50%) of the outstanding aggregate principal amount of the Loans and participation interests in Letters of Credit (without regard to any sale by a Lender of a participation in any Loan under Section 12.04(c)); provided that the Maximum Credit Amounts and the principal amount of the Loans and participation interests in Letters of Credit of the Defaulting Lenders shall be excluded from the determination of Majority Lenders.

3

(k) The definition of “Maximum Credit Amount Increase Certificate” is hereby added where alphabetically appropriate to read as follows:
“Maximum Credit Amount Increase Certificate” has the meaning assigned to such term in Section 2.06(c)(ii)(E).
(l) The definition of “Total Commitments Utilization Percentage” is hereby added where alphabetically appropriate to read as follows:
“Total Commitments Utilization Percentage” means, as of any day, the fraction expressed as a percentage, the numerator of which is the sum of the Revolving Credit Exposures of the Lenders on such day, and the denominator of which is the total Commitments in effect on such day.
(m) The definition of “Borrowing Base Utilization Percentage” is hereby deleted from the Credit Agreement.
2.2 Changes from “Required Lenders” Threshold to “Majority Lenders” Threshold. Sections 1.05, 2.08(j), 3.03(b), 10.02, 11.03 of the Credit Agreement, and clause (a) of Exhibit D to the Credit Agreement, are each hereby amended by deleting each reference to “Required Lenders” contained in each such Section or clause and inserting in lieu thereof in each instance a reference to “Majority Lenders”.
2.3 Amendment to Section 2.02(d). The first sentence of Section 2.02(d) of the Credit Agreement is hereby amended and restated as follows:
The Loans made by each Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit A, dated, in the case of (i) any Lender party hereto as of the date of this Agreement, as of the date of this Agreement, (ii) any Lender that becomes a party hereto pursuant to an Assignment and Assumption, as of the effective date of the Assignment and Assumption or (iii) any Lender that becomes a party hereto in connection with an increase in the Aggregate Maximum Credit Amounts pursuant to Section 2.06(c), as of the effective date of such increase, payable to the order of such Lender in a principal amount equal to its Maximum Credit Amount as in effect on such date, and otherwise duly completed.
2.4 Amendment to Section 2.06(b)(ii). The fourth sentence of Section 2.06(b)(ii) of the Credit Agreement is hereby amended and restated as follows:
Any termination or reduction of the Aggregate Maximum Credit Amounts shall be permanent and may not be reinstated except pursuant to Section 2.06(c).

4

2.5 New Section Regarding Optional Increase in Aggregate Maximum Credit Amounts. A new Section 2.06(c) is hereby added to the Credit Agreement immediately following Section 2.06(b) and shall read in full as follows:
(c) Optional Increase in Aggregate Maximum Credit Amounts.
(i) Subject to the conditions set forth in Section 2.06(c)(ii), the Borrower may increase the Aggregate Maximum Credit Amounts then in effect with the prior written consent of the Administrative Agent by increasing the Maximum Credit Amount of a Lender or by causing a Person that at such time is not a Lender to become a Lender (an “Additional Lender”).
(ii) Any increase in the Aggregate Maximum Credit Amounts shall be subject to the following additional conditions:
(A) such increase shall not be less than $5,000,000 unless the Administrative Agent otherwise consents, and no such increase shall be permitted if after giving effect thereto the Aggregate Maximum Credit Amounts would exceed $300,000,000;
(B) no Default shall have occurred and be continuing at the effective date of such increase;
(C) on the effective date of such increase, no Eurodollar Borrowings shall be outstanding or if any Eurodollar Borrowings are outstanding, then the effective date of such increase shall be the last day of the Interest Period in respect of such Eurodollar Borrowings unless the Borrower pays compensation required by Section 5.02;
(D) no Lender’s Maximum Credit Amount may be increased without the consent of such Lender;
(E) if the Borrower elects to increase the Aggregate Maximum Credit Amounts by increasing the Maximum Credit Amount of a Lender, the Borrower and such Lender shall execute and deliver to the Administrative Agent a certificate substantially in the form of Exhibit H-1 (a “Maximum Credit Amount Increase Certificate”), together with a processing and recordation fee of $3,500, and the Borrower shall deliver a new Note payable to the order of such Lender in a principal amount equal to its Maximum Credit Amount after giving effect to such increase, and otherwise duly completed; and
(F) If the Borrower elects to increase the Aggregate Maximum Credit Amounts by causing an Additional Lender to become a party to this Agreement, then the Borrower and such Additional Lender shall execute and deliver to the Administrative Agent a certificate substantially in the form of Exhibit H-2 (an “Additional Lender Certificate”), together with an Administrative Questionnaire and a processing and recordation fee of $3,500, and the Borrower shall deliver a Note payable to the order of such Additional Lender in a principal amount equal to its Maximum Credit Amount, and otherwise duly completed.

5

(iii) Subject to acceptance and recording thereof pursuant to Section 2.06(c)(iv), from and after the effective date specified in the Maximum Credit Amount Increase Certificate or the Additional Lender Certificate (or if any Eurodollar Borrowings are outstanding, then the last day of the Interest Period in respect of such Eurodollar Borrowings, unless the Borrower has paid compensation required by Section 5.02): (A) the amount of the Aggregate Maximum Credit Amounts shall be increased as set forth therein, and (B) in the case of an Additional Lender Certificate, any Additional Lender party thereto shall be a party to this Agreement and the other Loan Documents and have the rights and obligations of a Lender under this Agreement and the other Loan Documents. In addition, the Lender or the Additional Lender, as applicable, shall purchase a pro rata portion of the outstanding Loans (and participation interests in Letters of Credit) of each of the other Lenders (and such Lenders hereby agree to sell and to take all such further action to effectuate such sale) such that each Lender (including any Additional Lender, if applicable) shall hold its Applicable Percentage of the outstanding Loans (and participation interests) after giving effect to the increase in the Aggregate Maximum Credit Amounts.
(iv) Upon its receipt of a duly completed Maximum Credit Amount Increase Certificate or an Additional Lender Certificate, executed by the Borrower and the Lender or the Borrower and the Additional Lender party thereto, as applicable, the processing and recording fee referred to in Section 2.06(c)(ii), the Administrative Questionnaire referred to in Section 2.06(c)(ii), if applicable, and the written consent of the Administrative Agent to such increase required by Section 2.06(c)(i), the Administrative Agent shall accept such Maximum Credit Amount Increase Certificate or Additional Lender Certificate and record the information contained therein in the Register required to be maintained by the Administrative Agent pursuant to Section 12.04(b)(iv).
2.6 Amendment to Section 2.07(c)(i). Section 2.07(c)(i) of the Credit Agreement is hereby amended by deleting the last sentence thereof.
2.7 Amendment to Section 7.21. Section 7.21 of the Credit Agreement is hereby amended and restated as follows:
Section 7.21 Use of Loans and Letters of Credit. The proceeds of the Loans and the Letters of Credit shall be used to provide working capital for exploration and production operations and for general corporate purposes (including, without limitation, the repurchase of stock to the extent permitted by Section 9.04(a) hereof). It and its Subsidiaries are not engaged principally, or as one of its or their important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation T, U or X of the Board). No part of the proceeds of any Loan or Letter of Credit will be used for any purpose which violates the provisions of Regulations T, U or X of the Board.

6

2.8 Amendment to Required Mortgage and Title Percentages. Sections 8.13 and 8.14(a) of the Credit Agreement are hereby amended by deleting each reference to “85%” contained in each such Section and inserting in lieu thereof in each instance a reference to “80%”.
2.9 Amendment to Section 8.16. Section 8.16 of the Credit Agreement is hereby amended by deleting the reference to “the Required Lenders” contained therein and inserting in lieu thereof a reference to “the Lenders”.
2.10 Amendment to Section 9.04(a). Section 9.04(a) of the Credit Agreement is hereby amended and restated as follows:
(a) Restricted Payments. The Parent will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, return any capital to its Equity Interest holders or make any distribution of its Property to its Equity Interest holders, except: (i) the Parent may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its Equity Interests (other than Disqualified Capital Stock), (ii) Subsidiaries of the Borrower may declare and pay dividends ratably with respect to their Equity Interests, (iii) the Parent may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Parent and its Subsidiaries, (iv) so long as no Default, Event of Default or Borrowing Base Deficiency exists, the Borrower may, for any period, declare and pay cash dividends to the Parent to permit and to pay accrued dividends for such period on the Convertible Preferred Stock in accordance with the terms of the certificate of designation as in effect on the Effective Date, (v) so long as no Default, Event of Default or Borrowing Base Deficiency exists, the Parent may, for any period, declare and pay cash dividends accrued and payable for such period on the Convertible Preferred Stock in accordance with the terms of the certificate of designation as in effect on the Effective Date, and (vi) so long as no Default, Event of Default or Borrowing Base Deficiency exists or results therefrom, and so long as after giving effect to such repurchase the Borrower’s Liquidity is greater than twenty percent (20%) of the total Commitments at such time, the Parent may repurchase up to an aggregate amount of $10,000,000 of the Equity Interests in the Parent during the term of this Agreement.
2.11 Amendment to Section 12.02(b). Section 12.02(b) of the Credit Agreement is hereby amended and restated as follows:
(b) Neither this Agreement nor any provision hereof nor any Security Instrument nor any provision thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Parent, the Borrower and the Majority Lenders or by the Parent, the Borrower and the Administrative Agent with the consent of the Majority Lenders; provided that no such agreement shall (i) increase the Commitment or the Maximum Credit Amount of any Lender without the written consent of such Lender, (ii) increase the Borrowing Base without the written consent of each Lender (other than Defaulting Lenders), decrease or maintain the Borrowing Base without the consent of the Required Lenders, or modify

7

Section 2.07 in any manner without the consent of each Lender (other than Defaulting Lenders), (iii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, or reduce any other Indebtedness hereunder or under any other Loan Document, without the written consent of each Lender affected thereby, (iv) postpone the scheduled date of payment or prepayment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or any other Indebtedness hereunder or under any other Loan Document, or reduce the amount of, waive or excuse any such payment, or postpone or extend the Termination Date without the written consent of each Lender affected thereby, (v) change Section 4.01(b) or Section 4.01(c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (vi) waive or amend Section 3.04(b), Section 6.01, Section 8.14, Section 10.02(c) or Section 12.14 or change the definition of the terms “Domestic Subsidiary”, “Foreign Subsidiary” or “Subsidiary”, without the written consent of each Lender (other than Defaulting Lenders), (vii) release any Guarantor (except as set forth in the Guaranty Agreement), release any of the collateral (other than as provided in Section 11.10), or reduce the percentage set forth in Section 8.14(a) to less than 80%, without the written consent of each Lender (other than Defaulting Lenders), or (viii) change any of the provisions of this Section 12.02(b) or the definitions of “Majority Lenders”, “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or under any other Loan Documents or make any determination or grant any consent hereunder or any other Loan Documents, without the written consent of each Lender (other than Defaulting Lenders); provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, any other Agent, or the Issuing Bank hereunder or under any other Loan Document without the prior written consent of the Administrative Agent, such other Agent or the Issuing Bank, as the case may be. Notwithstanding the foregoing, any supplement to Schedule 7.14 (Subsidiaries) shall be effective simply by delivering to the Administrative Agent a supplemental schedule clearly marked as such and, upon receipt, the Administrative Agent will promptly deliver a copy thereof to the Lenders.
2.12 Replacement of Annex I — List of Maximum Credit Amounts. Annex I to the Credit Agreement is hereby replaced in its entirety with the Annex I attached hereto and the Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement. After giving effect to this Fourth Amendment and any Borrowings made on the Fourth Amendment Effective Date, (a) each Lender who holds Loans in an aggregate amount less than its Applicable Percentage (after giving effect to this Fourth Amendment) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage (after giving effect to this Fourth Amendment), and (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender equals its Applicable Percentage (after giving effect to this Fourth Amendment) of the aggregate Revolving Credit Exposure of all Lenders.

8

2.13 New Exhibits. Exhibit H-1 and Exhibit H-2 to this Fourth Amendment are hereby added as Exhibit H-1 and Exhibit H-2 to the Credit Agreement and Exhibit H-1 and Exhibit H-2 attached hereto shall be deemed to be attached as Exhibit H-1 and Exhibit H-2 to the Credit Agreement, respectively.
Section 3. New Lenders. Each New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement, to the same extent as if such New Lender were an original signatory thereto. Each New Lender hereby appoints and authorizes the Administrative Agent to take such action as the Administrative Agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. Each New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Fourth Amendment, to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (b) it has received a copy of the Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Fourth Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the Fourth Amendment Effective Date, it shall be a party to and be bound by the provisions of the Credit Agreement and the other Loan Documents and have the rights and obligations of a Lender thereunder.
Section 4. Redetermination of the Borrowing Base. For the period from and including the Fourth Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be $125,000,000. Notwithstanding the foregoing, (a) the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 8.13(c), Section 8.16 and Section 9.12(d) and (b) the Lenders and the Borrower agree that the redetermination provided for in this Section 4 shall constitute the Scheduled Redetermination of the Borrowing Base scheduled for on or about September 30, 2011.
Section 5. Conditions Precedent. The amendments contained in Section 2 hereof, and the effectiveness of the Borrowing Base redetermination contained in Section 4 hereof, shall be effective on the date (the “Fourth Amendment Effective Date”) that each of the following conditions precedent is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):
5.1 Counterparts. The Administrative Agent shall have received from each of the Lenders, the Borrower and each Guarantor, counterparts (in such number as may be requested by the Administrative Agent) of this Fourth Amendment signed on behalf of such Persons.

9

5.2 Fees. In consideration for the agreements set forth herein, the Borrower shall have paid to the Administrative Agent any and all fees payable to the Administrative Agent or Lenders pursuant to or in connection with the this Fourth Amendment.
5.3 Notes. The Administrative Agent shall have received duly executed Notes payable to the order of each Lender (including the New Lenders) whose Maximum Credit Amount will change as a result of the amendment to Annex I to the Credit Agreement set forth herein, with such Note being in a principal amount equal to its Maximum Credit Amount as indicated on Annex I to the Credit Agreement (as amended hereby).
5.4 Mortgages/Mortgage Amendments. The Administrative Agent shall have received such duly executed Mortgages (including any amendments to Mortgages) duly executed and delivered by the Borrower and its Subsidiaries (as applicable), together with such other assignments, conveyances, amendments, agreements, and other writings including, without limitation, UCC-1 financing statements, and tax affidavits, if any, required so that the Administrative Agent is reasonably satisfied that the Mortgages (including any amendments to Mortgages and Mortgages previously delivered) create first priority, perfected Liens (subject only to Excepted Liens, but subject to the provisos at the end of such definition) on Oil and Gas Properties comprising at least 80% of the total value of the Oil and Gas Properties evaluated in the most recently completed Reserve Report for the purposes of establishing the Borrowing Base pursuant to Section 4 hereof, or otherwise as requested by the Administrative Agent to reflect the amendments contained in this Fourth Amendment, including, without limitation, the extension of the Maturity Date.
5.5 Organization/Existence/Authority Documents. The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower and each Guarantor, the authorization of this Fourth Amendment and the transactions contemplated hereby, and any other legal matters relating to Borrower, the Guarantors and this Fourth Amendment.
5.6 Opinions. The Administrative Agent shall have received opinions of counsel to the Borrower and each Guarantor, favorably opining as to such matters as the Administrative Agent may reasonably request.
5.7 Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.
5.8 No Default/No Event of Default/No Borrowing Base Deficiency. No Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing, after giving effect to the terms of this Fourth Amendment.
The Administrative Agent is hereby authorized and directed to declare this Fourth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

10

Section 6. Miscellaneous.
6.1 Confirmation. The provisions of the Credit Agreement, as amended by this Fourth Amendment, shall remain in full force and effect following the effectiveness of this Fourth Amendment.
6.2 Ratification and Affirmation; Representations and Warranties. Each of the Borrower and each Guarantor hereby (a) ratifies and affirms its respective obligations under, and acknowledges, renews and extends its respective continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (b) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this Fourth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default has occurred and is continuing and (iii) no Material Adverse Effect shall have occurred.
6.3 Loan Document. This Fourth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
6.4 Counterparts. This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fourth Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
6.5 NO ORAL AGREEMENT. THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY SEPARATE LETTER AGREEMENTS WITH RESPECT TO FEES PAYABLE TO THE ADMINISTRATIVE AGENT CONSTITUTE THE ENTIRE CONTRACT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

11

6.6 GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
6.7 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Fourth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
6.8 Severability. Any provision of this Fourth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
6.9 Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
[SIGNATURES BEGIN NEXT PAGE]

12

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date first written above.

BORROWER:	PETROQUEST ENERGY, L.L.C.

/s/ J. Bond Clement

J. Bond Clement Executive Vice President, Chief Financial Officer and Treasurer

PARENT:	PETROQUEST ENERGY, INC.

/s/ J. Bond Clement

J. Bond Clement Executive Vice President, Chief Financial Officer and Treasurer

GUARANTOR:	TDC ENERGY, LLC

/s/ J. Bond Clement

J. Bond Clement Executive Vice President, Chief Financial Officer and Treasurer
Signature Page to Fourth Amendment to Credit Agreement — PetroQuest Energy, Inc.

ADMINISTRATIVE AGENT: AND LENDER	JPMORGAN CHASE BANK, N.A. individually, as a Lender, as Administrative Agent and as Issuing Bank

	By:	/s/ Jo Linda Papadakis

Jo Linda Papadakis Authorized Officer
Signature Page to Fourth Amendment to Credit Agreement — PetroQuest Energy, Inc.

LENDER:	WELLS FARGO BANK, N.A.

	By:	/s/ Doug McDowell

Name: Doug McDowell
Title: Director
Signature Page to Fourth Amendment to Credit Agreement — PetroQuest Energy, Inc.

LENDER:	CAPITAL ONE, N.A.

	By:	/s/ Nancy M. Mak

Name: Nancy M. Mak
Title: Vice President
Signature Page to Fourth Amendment to Credit Agreement — PetroQuest Energy, Inc.

LENDER:	IBERIABANK

	By:	/s/ Cameron D. Jones

Name: Cameron D. Jones
Title: Vice President
Signature Page to Fourth Amendment to Credit Agreement — PetroQuest Energy, Inc.

LENDER:	WHITNEY BANK

	By:	/s/ William Jochetz

Name: William Jochetz
Title: Assistant Vice President
Signature Page to Fourth Amendment to Credit Agreement — PetroQuest Energy, Inc.

ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount
JPMorgan Chase Bank, N.A.	25.00%	$25,000,000
Wells Fargo Bank, N.A.	20.00%	$20,000,000
Capital One, N.A.	20.00%	$20,000,000
Iberiabank	20.00%	$20,000,000
Whitney Bank	15.00%	$15,000,000
TOTAL	100.00%	$100,000,000
 Annex I - 1

EXHIBIT H-1
FORM OF MAXIMUM CREDIT AMOUNT INCREASE AGREEMENT
THIS MAXIMUM CREDIT AMOUNT INCREASE AGREEMENT (this “Agreement”) dated as of [_____], is between [Insert name of Existing Lender] (“Existing Lender”), PETROQUEST ENERGY, L.L.C. (“Borrower”), and JPMORGAN CHASE BANK, N.A. as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement.
R E C I T A L S
A. The Borrower, the Administrative Agent and the other Agents and certain Lenders have heretofore entered into a Credit Agreement, dated as of October 2, 2008 as amended from time to time (the “Credit Agreement”).
B. The Borrower has heretofor requested pursuant to Section 2.06 of the Credit Agreement that the Aggregate Maximum Credit Amounts be increased to $ [_____] by increasing the Maximum Credit Amount of a Lender.
C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.01 Commitment Increase.
(a) Pursuant to Section 2.06(c) of the Credit Agreement, effective as of the Effective Date (used herein as defined below) the Existing Lender’s Maximum Credit Amount is hereby increased from $[_____] to $[_____].
(b) Effective as of the Effective Date the increase in the Existing Lender’s Maximum Credit Amount hereby supplements Annex I to the Credit Agreement, such that after giving effect to the inclusion of the Maximum Credit Amount increase contemplated hereby, Annex I to the Credit Agreement is amended and restated to read as set forth on Schedule 2.06 attached hereto.
Section 1.02 Representations and Warranties; Agreements. The Existing Lender hereby: (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby, (ii) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered thereunder, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to increase its Commitment, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, and (ii) it will perform in accordance with the terms of the Credit Agreement, all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender (including, without limitation, any obligations of it, if any, under Section 2.06(c) of the Credit Agreement).

Exhibit H-1 - 1

Section 1.03 Effectiveness. This Agreement shall become effective as of [_____] (the “Effective Date”), subject to the Administrative Agent’s receipt of (a) counterparts of this Agreement duly executed on behalf of [each Existing Lender] and the Borrower; and (b) an Administrative Questionnaire duly completed by each Additional Lender.
Section 1.04 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic image scan transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.
Section 1.05 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.
Section 1.06 Severability. In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Credit Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
Section 1.07 Notices. All communications and notices hereunder shall be in writing and given as provided in Section 12.01 of the Credit Agreement.

Exhibit H-1 - 2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

PETROQUEST ENERGY, L.L.C.

By:

Name:
Title:

Administrative Agent:	JPMORGAN CHASE BANK, N.A.

By:

Name:
Title:

Existing Lender:	[ ]

By:

Name:
Title:

Exhibit H-1 - 3

SCHEDULE 2.06
LIST OF MAXIMUM CREDIT AMOUNTS AFTER
MAXIMUM CREDIT AMOUNT INCREASE AGREEMENT
Aggregate Maximum Credit Amounts

Name of Lender	Applicable Percentage		Maximum Credit Amount
[ ]	[ ]	%	$	[ ]
[ ]	[ ]	%	$	[ ]
[ ]	[ ]	%	$	[ ]
[ ]	[ ]	%	$	[ ]
[ ]	[ ]	%	$	[ ]
[ ]	[ ]	%	$	[ ]
[ ]	[ ]	%	$	[ ]
[ ]	[ ]	%	$	[ ]
[ ]	[ ]	%	$	[ ]
[ ]	[ ]	%	$	[ ]
TOTAL:	100.00%		$	[ ]

Exhibit H-1 - 4

EXHIBIT H-2
FORM OF ADDITIONAL LENDER AGREEMENT
THIS ADDITIONAL LENDER AGREEMENT (this “Agreement”) dated as of [_____], is between [Insert name of Additional Lender] (the “Additional Lender”), PETROQUEST ENERGY, L.L.C. (“Borrower”), and JPMORGAN CHASE BANK, N.A. as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement.
R E C I T A L S
A. The Borrower, the Administrative Agent and the other Agents and certain Lenders have heretofore entered into a Credit Agreement, dated as of October 2, 2008 as amended from time to time (the “Credit Agreement”).
B. The Borrower has heretofor requested pursuant to Section 2.06 of the Credit Agreement that the Aggregate Maximum Credit Amounts be increased to $[_____] by causing the Additional Lender to become a Lender.
C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.01 Additional Lender.
(a) Pursuant to Section 2.06(c) of the Credit Agreement, effective as of the Effective Date (used herein as defined below) [Insert name of Additional Lender] is hereby added as an Lender under the Credit Agreement with a Maximum Credit Amount of $[_____].
(b) Effective as of the Effective Date: the Additional Lender shall become a Lender for all purposes of the Credit Agreement and shall have all of the rights and obligations of a Lender thereunder. After giving effect to the increase in the Aggregate Maximum Credit Amounts contemplated hereby, Annex I to the Credit Agreement is amended and restated to read as set forth on Schedule 2.06 attached hereto.
Section 1.03 Representations and Warranties; Agreements. The Additional Lender hereby: (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Lender under the Credit Agreement, (iii) from and after the Effective Date (as defined herein), it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered thereunder, and such other documents and information as it has deemed appropriate to make its

Exhibit H-2 - 1

own credit analysis and decision to enter into this Agreement and to acquire or increase its Commitment, as the case may be, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if the Additional Lender is a Foreign Lender, any documentation required to be delivered by such Additional Lender pursuant to Section 5.03(d) of the Credit Agreement has been duly completed and executed by the Additional Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, and (ii) it will perform in accordance with the terms of the Credit Agreement, all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender (including, without limitation, any obligations of it, if any, under Section 2.06(c) of the Credit Agreement).
Section 1.04 Effectiveness. This Agreement shall become effective as of [_____] (the “Effective Date”), subject to the Administrative Agent’s receipt of (a) counterparts of this Agreement duly executed on behalf the Additional Lender and the Borrower; and (b) an Administrative Questionnaire duly completed by the Additional Lender.
Section 1.05 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic image scan transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.
Section 1.06 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.
Section 1.07 Severability. In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Credit Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
Section 1.08 Notices. All communications and notices hereunder shall be in writing and given as provided in Section 12.01 of the Credit Agreement; provided that all communications and notices hereunder to each Additional Lender shall be given to it at the address set forth in its Administrative Questionnaire.

Exhibit H-2 - 2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

PETROQUEST ENERGY, L.L.C.

By:

Name:
Title:

Administrative Agent:	JPMORGAN CHASE BANK, N.A.

By:

Name:
Title:

Additional Lender:	[ ]

By:

Name:
Title:

Exhibit H-2 - 3

SCHEDULE 2.06
LIST OF MAXIMUM CREDIT AMOUNTS AFTER
MAXIMUM CREDIT AMOUNT INCREASE AGREEMENT
Aggregate Maximum Credit Amounts

Name of Lender	Applicable Percentage		Maximum Credit Amount
[ ]	[ ]	%	$	[ ]
[ ]	[ ]	%	$	[ ]
[ ]	[ ]	%	$	[ ]
[ ]	[ ]	%	$	[ ]
[ ]	[ ]	%	$	[ ]
[ ]	[ ]	%	$	[ ]
[ ]	[ ]	%	$	[ ]
[ ]	[ ]	%	$	[ ]
[ ]	[ ]	%	$	[ ]
[ ]	[ ]	%	$	[ ]
TOTAL:	100.00%		$	[ ]

Exhibit H-2 - 4